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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 27, 2004
                                                         ----------------


                           Q COMM INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)



              Utah                     001-31718               87-0674277
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(State or other jurisdiction of    (Commission File           (IRS Employer
         incorporation)                 Number)            Identification No.)



                              1145 South 1680 West
                              Orem, Utah 84058-4930
                              ---------------------
               (Address Of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (801) 226-4222
                                                           --------------


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Required FD Disclosure.
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         On January 27, 2004, the Registrant  issued the press release set forth in Exhibit 99.1, attached hereto.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99.1 Press Release of Q Comm International, Inc. dated January 27, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Q Comm International, Inc.

Dated:  February 2, 2004                            By: /s/ Michael K. Openshaw
                                                       -------------------------
                                                        Michael K.Openshaw
                                                        Chief Financial Officer